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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1743

                                  Spectra Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
          (Address of principal executive offices)         (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

                                  SPECTRA FUND

                                [GRAPHIC OMITTED]

                                    ANNUAL REPORT
                                 October 31, 2006  [SPECTRA LOGO]

--------------------------------------------------------------------------------
DEAR SHAREHOLDERS,                                              DECEMBER 6, 2006
--------------------------------------------------------------------------------

      Looking back on the fiscal year that ended October 31, 2006, we were reminded of the famous quotation from Shakespeare's THE TEMPEST: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

      "Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Reserve Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policymaker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

      One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island--with no overarching point of reference and a profound sense of unease.

      Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent"--a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates--which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

      But as in Shakespeare's brave new world, unease sits side by side with opportunity. Today's better companies are much farther ahead in their thinking and planning than most countries and governments--think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed companies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research: the Internet. O Brave New World, indeed.)

      Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Average(i) broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

      And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general, the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign in our view that the global market is determining the economic landscape more than any one central bank--even one as powerful as the Federal Reserve.

      What has been most surprising this year is how strong corporate earnings have remained; and even though U.S. equity markets have risen they have still lagged earnings. The companies of the S&P 500 Index(ii) have registered earnings growth in the high teens -- not to mention having increased almost 75% over the past five years -- while the S&P 500 itself was up approximately 12% year-to-date through October 31. The major U.S. indices have fared about the same, with the Nasdaq(iii) weaker. The result has been a steady compression of valuations, with the forward multiple for the S&P 500 going from over 18x in 2002 to just over 14x in 2006, a compression of nearly 25%.

      While economic growth slowed in the earlier part of the year in the United States, it soared in China to a high of 11.3%. In fact, during the fiscal year China began to surpasss the United States as the primary engine for global trade. In July, China's exports ($80.34 billion) exceeded U.S. exports ($80.31 billion) a fact which is all the more startling given that even on a purchasing power basis, China's economy is at best one third of the size of the U.S. economy. Equally significant, China's appetite for the raw materials of an industrial revolution--steel, aluminum, power generation equipment, copper, zinc, iron ore and, of course, oil--has changed the global price structure for these materials, forcing a spike in energy and commodity prices that few companies or investors fully anticipated. Even today, with the China story a mystery to no one, we believe that the longevity and intensity of China's appetite for goods and services will continue to drive prices and propel global trade more substantially than even "China bulls" suggest.

      One other positive for the U.S. market occurred just after the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome--not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

      As for our outlook for 2007: more of the same. We expect the gap between how the U.S. economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.

PORTFOLIO MATTERS

      The Spectra Fund provided shareholders with a 22.33% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 3000 Growth Index(iv), which gained 11.39% during the same period. These favorable results were achieved because of the combination of allocating assets to the correct sectors as well as strong stock selection. The performance of the Fund's stock picks exceeded those in practically every one of the major Russell sector groups.

      During the fiscal year, the Fund's largest average exposure and most favorable stock selection was in the Information Technology sector. This sector accounted for an average of 26.2% of the Fund's assets during the year and was in line with the index weighting of 25.7%. Also, the Fund's technology stock selection exceeded the benchmark's return, 23.7% versus 9.9%. Several stock contributed to this positive margin including ATI Technologies, Inc. (acquired by Advanced Micro Devices), Google, Inc. and Atheros Communications, Inc.

      The Fund's underweighted exposure to Health Care stocks was an important contributor to overall performance. The sector's average weighting during the year was well below the index and the Fund's holding performed in line with the benchmark's return. During the fiscal year, the Fund invested in all aspects of the health care industry, including companies in pharmaceutical, generic drug, medical device, managed care and biotech industries. Strong contributors to overall performance included Myogen, Inc., Vertex Pharmaceuticals, Inc. and WellCare Group, Inc.

      The Industrials sector had an average weight of 12.1% during the year that represented a moderate underweighting versus the average benchmark weighting of 14.7%. The performance of the Fund's holdings in this sector was much stronger than the benchmark, led by Terex Inc., Caterpillar Inc. and FedEx Corp.

      In the Consumer Discretionary sector, the Fund's average sector weight was below that of the benchmark, but its stock performance considerably outperformed the benchmark. Among the strong performers in this sector were Crocs Inc., Polo Ralph Lauren Corp., and Smith & Wesson Holding Corp.

      The Energy sector is not a major component of the Russell 3000 Growth Index, comprising only 4.3% of the benchmark. The Fund's energy exposure was greater than the Index averaging 9.4% over the course of the fiscal year. In addition, the Fund's stock selection returns broadly exceeded the index return as its exposure has been in the oil and gas exploration and production companies as well as in the onshore and offshore drillers. Stocks that were important contributors included Valero Energy Corp., Petrobank Energy & Resources Ltd., and Exxon Mobil Corp.

IN SUMMARY

      Shakespeare's THE TEMPEST ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future laden with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four decades. And as the year comes to a close, we thank you for the trust you place in us and for joining us as we explore this brave new world.

      Respectfully submitted,

      /s/ Daniel C. Chung                 /s/ Zachary Karabell

      Daniel C. Chung                     Zachary Karabell
      CHIEF INVESTMENT OFFICER            CHIEF ECONOMIST

----------
(i) The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

(ii) Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

(iii) Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.

(iv) Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                  Investors can not invest directly in an index.

      This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

      The views and opinions of the Fund's management in this report are as of the date of the Shareholder letter and are subject to change at any time. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments which is included in this report for a complete list of fund holdings as of October 31, 2006.

A WORD ABOUT RISK

      Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. The Fund can leverage. Leveraging is speculative and involves risks greater than those associated with ordinary portfolio transactions. It may cause the Fund's net asset value to be more volatile than that of funds that do not engage in leveraging. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

      MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

      BEFORE INVESTING IN THE SPECTRA FUND, INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT (800) 992-3863, OR VISITING OUR WEBSITE AT WWW.ALGER.COM, OR CONTACTING THE FUND'S DISTRIBUTOR, FRED ALGER & COMPANY, INCORPORATED, 111 FIFTH AVENUE, NEW YORK 10003. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
SPECTRA FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS N SHARES
                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

                           Spectra Fund Class N       Russell 3000 Growth Index
11/1/96                           $10,000                      $10,000
                                  $12,645                      $12,964
10/31/98                          $14,787                      $15,607
                                  $24,054                      $20,898
10/31/00                          $25,547                      $22,947
                                  $16,299                      $13,918
10/31/02                          $12,276                      $11,171
                                  $15,165                      $13,778
10/31/04                          $15,061                      $14,264
                                  $17,898                      $15,546
10/31/06                          $21,896                      $16,688

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. The figures for Spectra Fund and the Russell 3000 Growth Index include reinvestment of dividends.

--------------------------------------------------------------------------------
                            PERFORMANCE COMPARISON
                            AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                        1                    5               10
                                       YEAR                YEARS           YEARS
--------------------------------------------------------------------------------
Spectra Fund                          22.33%               6.08%           8.15%
Russell 3000 Growth Index             11.39%               4.46%           5.64%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY+
--------------------------------------------------------------------------------

                                                                       VALUE (%)
--------------------------------------------------------------------------------
Consumer Discretionary                                                   13.1%
Consumer Staples                                                          7.1
Energy                                                                   10.1
Financials                                                                4.8
Health Care                                                              10.3
Industrials                                                              16.7
Information Technology                                                   24.3
Materials                                                                 3.6
Telecommunication Services                                                8.0
Utilities                                                                 1.2
Cash and Net Other Assets                                                  .8
--------------------------------------------------------------------------------
                                                                        100.0%
================================================================================

+     BASED ON NET ASSETS.

--------------------------------------------------------------------------------
SPECTRA FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--99.2%                                      SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--6.5%
Armour Holdings, Inc.*                                    84,200   $  4,332,932
BE Aerospace, Inc.*                                      150,400      3,802,112
Boeing Company                                            26,700      2,132,262
L-3 Communications Holdings, Inc.                         28,500      2,294,820
--------------------------------------------------------------------------------
                                                                     12,562,126
--------------------------------------------------------------------------------

BIOTECHNOLOGY--2.0%
Amgen Inc.                                                52,100      3,954,911
--------------------------------------------------------------------------------

BROADCASTING--.6%
EchoStar Communications Corp., Cl. A*                     30,200      1,072,704
--------------------------------------------------------------------------------

CAPITAL MARKETS--.4%
Bear Stearns Companies Inc.                                4,800        726,480
--------------------------------------------------------------------------------

CHEMICALS--.7%
Zoltek Companies, Inc.*                                   52,700      1,321,189
--------------------------------------------------------------------------------

COMMERCIAL BANKS--1.0%
Bank of America Corporation                               37,100      1,998,577
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--.4%
Net 1 UEPS Technologies, Inc.*                            32,400        798,012
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--3.6%
Cisco Systems, Inc.*                                     117,400      2,832,862
Comverse Technology, Inc.*                                94,600      2,059,442
Motorola, Inc.                                            45,600      1,051,536
Sonus Networks, Inc.*                                    189,200        989,516
--------------------------------------------------------------------------------
                                                                      6,933,356
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--2.1%
EMC Corporation*                                          75,500        924,875
Memc Electronic Materials, Inc.*                          47,700      1,693,350
NCR Corporation*                                          35,000      1,453,200
--------------------------------------------------------------------------------
                                                                      4,071,425
--------------------------------------------------------------------------------

COMPUTER SERVICES--.4%
IHS Inc. Cl. A*                                           22,500        777,825
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--2.2%
Atheros Communications*                                  137,800      2,994,394
NAVTEQ*                                                   39,100      1,298,120
--------------------------------------------------------------------------------
                                                                      4,292,514
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.2%
McDermott International, Inc.*                            51,500      2,302,050
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--.4%
Level 3 Communication Inc.*                              146,900        777,101
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.5%
United Therapeutics Corporation*                          47,100      2,818,935
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--.8%
AMETEK, Inc.                                              33,800   $  1,577,784
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--4.3%
Cameron International Corp.*                              57,900      2,900,790
National-Oilwell Varco Inc.*                              30,700      1,854,280
Suntech Power Holdings Co., Ltd. ADR*#                    60,500      1,573,000
Transocean Inc.*                                          27,300      1,980,342
--------------------------------------------------------------------------------
                                                                      8,308,412
--------------------------------------------------------------------------------

FINANCE--.3%
Intercontinental Exchange Inc.*                            6,700        565,614
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES--.8%
Genworth Financial Inc. Cl. A                             26,800        896,192
GFI Group Inc.*                                           11,400        657,438
--------------------------------------------------------------------------------
                                                                      1,553,630
--------------------------------------------------------------------------------

FINANCIAL SERVICES--1.7%
Chicago Mercantile Exchange Holdings Inc.                  3,700      1,853,700
Industrial and Commercial Bank Of China*               2,925,400      1,308,781
--------------------------------------------------------------------------------
                                                                      3,162,481
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--2.2%
CVS Corporation                                          137,000      4,299,060
--------------------------------------------------------------------------------

FREIGHT & LOGISTICS--.9%
FedEx Corp.                                               14,350      1,643,649
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Kyphon Inc.*                                              34,505      1,362,948
Ventana Medical Systems, Inc.*                            37,200      1,502,508
--------------------------------------------------------------------------------
                                                                      2,865,456
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--1.3%
Aetna Inc.                                                35,600      1,467,432
UnitedHealth Group Incorporated                           21,180      1,033,160
--------------------------------------------------------------------------------
                                                                      2,500,592
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--1.6%
Procter & Gamble Company                                  48,202      3,055,525
--------------------------------------------------------------------------------

INSURANCE--.5%
Endurance Specialty Holdings Limited                       5,240        186,806
Hartford Financial Services Group, Inc. (The)              9,900        862,983
--------------------------------------------------------------------------------
                                                                      1,049,789
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--1.0%
eBay Inc.*                                                57,000      1,831,410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--4.2%
DealerTrack Holdings Inc.*                               103,000   $  2,625,470
Google Inc. Cl. A*                                         5,700      2,715,423
Yahoo! Inc.*                                             102,205      2,692,080
--------------------------------------------------------------------------------
                                                                      8,032,973
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS--.8%
Smith & Wesson Holding Corporation*                      119,000      1,630,300
--------------------------------------------------------------------------------

MACHINERY--2.3%
Joy Global Inc.                                           21,300        833,043
Terex Corporation*                                        67,300      3,483,448
--------------------------------------------------------------------------------
                                                                      4,316,491
--------------------------------------------------------------------------------

MEDIA--3.9%
DreamWorks Animation SKG, Inc. Cl. A*                     30,900        817,305
Focus Media Holding Limited ADR*#                         83,700      4,426,893
NeuStar, Inc. Cl. A*                                      74,000      2,162,280
--------------------------------------------------------------------------------
                                                                      7,406,478
--------------------------------------------------------------------------------

METALS--1.0%
SXR Uranium One, Inc.*                                    93,000      1,038,810
Vedanta Resources Plc                                     36,200      1,008,601
--------------------------------------------------------------------------------
                                                                      2,047,411
--------------------------------------------------------------------------------

METALS & MINING--2.7%
Breakwater Resources, Ltd.*                            1,329,100      1,860,740
Peabody Energy Corporation                                11,000        461,670
Phelps Dodge Corporation                                  27,500      2,760,450
--------------------------------------------------------------------------------
                                                                      5,082,860
--------------------------------------------------------------------------------

MULTILINE RETAIL--.9%
Federated Department Stores, Inc.                         37,800      1,659,798
--------------------------------------------------------------------------------

OIL & GAS--3.5%
Sunoco, Inc.                                             101,100      6,685,743
--------------------------------------------------------------------------------

OIL AND GAS EXPLORATION SERVICES--2.3%
Petrobank Energy and Resources Ltd.*                     280,600      4,368,942
--------------------------------------------------------------------------------

PHARMACEUTICALS--2.9%
Auxilium Pharmaceuticals Inc.*                            47,800        602,280
Salix Pharmaceuticals, Ltd.*                              95,400      1,271,682
Schering-Plough Corporation                              105,600      2,337,984
Shire PLC                                                 23,300      1,278,005
--------------------------------------------------------------------------------
                                                                      5,489,951
--------------------------------------------------------------------------------

PHARMACEUTICAL PREPARATIONS--1.1%
Adams Respiratory Therapeutics, Inc.*                     48,900      2,107,590
--------------------------------------------------------------------------------

RESTAURANTS--.8%
McCormick & Schmick's Seafood Restaurants, Inc.*          61,710      1,622,356
--------------------------------------------------------------------------------

ROAD & RAIL--.8%
Burlington Northern Santa Fe Corporation                  18,500      1,434,305
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                    SHARES          VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT--.5%
FormFactor Inc.*                                          23,600   $    901,048
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.0%
Advanced Micro Devices, Inc.*                             50,800      1,080,516
Microsemi Corporation*                                   145,900      2,859,640
Tessera Technologies Inc.*                                99,485      3,473,021
Trident Microsystems, Inc.*                               77,700      1,642,578
Ultra Clean Holdings, Inc.*                               42,900        559,845
--------------------------------------------------------------------------------
                                                                      9,615,600
--------------------------------------------------------------------------------

SOFTWARE--5.2%
Citrix Systems, Inc.*                                     24,300        717,579
Microsoft Corporation                                    102,200      2,934,162
Symantec Corporation*                                    130,900      2,597,056
Synchronoss Technologies Inc.*                            82,000        825,740
THQ Inc.*                                                 16,000        481,120
VeriFone Holdings Inc.*                                   80,200      2,342,642
--------------------------------------------------------------------------------
                                                                      9,898,299
--------------------------------------------------------------------------------

SPECIALTY RETAIL--5.7%
Abercrombie & Fitch Co. Cl. A                             13,400      1,027,110
Best Buy Co., Inc.                                        17,400        961,350
CarMax, Inc.*                                             21,700        961,310
Circuit City Stores, Inc.                                162,200      4,376,156
Crocs, Inc.*                                               9,800        388,276
Gamestop Corp Cl. A*                                      61,600      3,145,296
--------------------------------------------------------------------------------
                                                                     10,859,498
--------------------------------------------------------------------------------

TEXTILES & APPAREL--.8%
Iconix Brand Group, Inc.*                                 77,100      1,437,144
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--.8%
Polo Ralph Lauren Corporation Cl. A                       21,500      1,526,500
--------------------------------------------------------------------------------

TOBACCO--3.3%
Altria Group, Inc.                                        76,800      6,246,144
--------------------------------------------------------------------------------

TRANSPORTATION--3.0%
Textron Inc.                                              64,000      5,819,520
--------------------------------------------------------------------------------

UTILITIES--1.3%
Veolia Environnement                                      39,000      2,386,800
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--6.5%
America Movil S.A. de C.V. Series L #                     22,000        943,140
American Tower Corporation Cl. A*                        188,600      6,793,372
NII Holdings Inc. Cl. B*                                  45,800      2,978,374
Sprint Nextel Corporation                                 90,400      1,689,576
--------------------------------------------------------------------------------
                                                                     12,404,462
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $174,749,807)                                              189,800,820
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                       PRINCIPAL
SHORT-TERM INVESTMENTS--1.6%                              AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association,
   4.95%, 11/1/06
   (Cost $3,142,000)                                  $3,142,000   $  3,142,000
--------------------------------------------------------------------------------

================================================================================
Total Investments
   (Cost $177,891,807)(a)                                  100.8%   192,942,820
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (0.8)    (1,555,624)
--------------------------------------------------------------------------------

NET ASSETS                                                 100.0%  $191,387,196
================================================================================

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $178,912,473 AMOUNTED TO $14,030,347 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $18,058,570 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $4,028,223.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -12-

--------------------------------------------------------------------------------
SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (cost $177,891,807)--
   see accompanying schedules of investments                                                  $ 192,942,820
Cash                                                                                                    554
Receivable for investment securities sold                                                         7,851,996
Receivable for shares of beneficial interest sold                                                    81,539
Dividends and interest receivable                                                                    22,310
Prepaid Expenses                                                                                     55,927
------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                 200,955,146
------------------------------------------------------------------------------------------------------------
LIABILITES:
Payable for investment securities purchased                                      8,829,422
Payable for shares of beneficial interest redeemed                                 344,121
Investment advisory fees payable                                                   248,733
Accured transfer agent fees                                                         32,023
Accured shareholder servicing fees                                                  41,456
Trustees' fees payable                                                               4,637
Accured expenses                                                                    67,558
------------------------------------------------------------------------------------------------------------
   Total Liabilites                                                                               9,567,950
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $ 191,387,196
============================================================================================================

NET ASSETS CONSIST OF:
   Paid in capital                                                                            $ 393,183,092
   Undistributed net investment income (accumulated loss)                                                --
   Undistributed net realized gain (accumulated loss)                                          (216,846,909)
   Net unrealized appreciation (depreciation) of investments                                     15,051,013
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $ 191,387,196
============================================================================================================
Net Asset Value Per Share                                                                     $        8.49
============================================================================================================

SHARES OF BENEFICIAL INTEREST OUTSTANDING--NOTE 5                                             $  22,535,852
============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -13-

--------------------------------------------------------------------------------
SPECTRA FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
   Dividends (net of foreign withholding taxes $441)                                          $   1,412,587
   Interest                                                                                         189,079
------------------------------------------------------------------------------------------------------------
   Total Income                                                                                   1,601,666
------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees--Note 2(a)                                           2,960,376
   Shareholder servicing fees--Note 2(f)                                           493,396
   Custodian Fees                                                                   46,230
   Transfer agent fees and expenses--Note 3(e)                                     245,645
   Professional Fees                                                                50,726
   Printing fees                                                                    52,320
   Trustees fees                                                                    40,000
   Interest expense                                                                 15,815
   Registration Fees                                                                35,595
   Miscellaneous                                                                    32,850
------------------------------------------------------------------------------------------------------------
                                                                                 3,972,953
------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                 3,972,953
------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                              (2,371,287)
============================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments                                                39,110,937
Net realized gain on foreign currency transactions                                     249
Net change in unrealized appreciation (depreciation)
   on investments and foreign currency translations                              2,566,143
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments
   and foreign currency                                                         41,677,329
============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $  39,306,042
============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -14-

--------------------------------------------------------------------------------
SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   For the          For the
                                                                                Year Ended       Year Ended
                                                                               October 31,      October 31,
                                                                                      2006             2005
------------------------------------------------------------------------------------------------------------
Net investment loss                                                          $  (2,371,287)   $  (1,636,113)
Net realized gain on investments and foreign currency transactions              39,111,186       44,853,449
Net change in unrealized appreciation (depreciation)
   on investments and foreign currency translations                              2,566,143       (7,528,642)
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            39,306,042       35,688,694
Decrease from shares of beneficial interest transactions:
   Class A                                                                      (5,081,306)      (1,577,132)
   Class N                                                                     (34,459,012)     (57,811,000)
------------------------------------------------------------------------------------------------------------
Net decrease in beneficial interest transactions--Note 5(a)                    (39,540,318)     (59,388,132)
------------------------------------------------------------------------------------------------------------
      Total decrease in net assets                                                (234,276)     (23,699,438)
Net Assets:
   Beginning of year                                                           191,621,472      215,320,910
------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                               $ 191,387,196    $ 191,621,472
============================================================================================================
   Undistributed net investment income                                                  --               --

SEE NOTES TO FINANCIAL STATEMENTS.                                          -15-

--------------------------------------------------------------------------------
SPECTRA FUND
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                               INCOME FROM
                                          INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                         NET ASSET                  AND UNREALIZED       TOTAL
                           VALUE,         NET         GAIN (LOSS)        FROM
                         BEGINNING    INVESTMENT          ON          INVESTMENT
                          OF YEAR       LOSS(i)       INVESTMENTS     OPERATIONS
--------------------------------------------------------------------------------

SPECTRA FUND
--------------------------------------------------------------------------------

CLASS N
Year ended 10/31/06        $ 6.94      $(0.10)          $ 1.65          $ 1.55
Year ended 10/31/05          5.84       (0.05)            1.15            1.10
Year ended 10/31/04          5.88       (0.10)            0.06           (0.04)
Year ended 10/31/03          4.76       (0.07)            1.19            1.12
Year ended 10/31/02          6.32       (0.09)           (1.47)          (1.56)

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -16-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
                                                      NET ASSETS,                 RATIO OF NET
                                                         END OF       RATIO OF     INVESTMENT
                          NET ASSET                       YEAR        EXPENSES        LOSS
                         VALUE, END                      (000'S      TO AVERAGE    TO AVERAGE       PORTFOLIO
                           OF YEAR    TOTAL RETURN      OMITTED)     NET ASSETS    NET ASSETS     TURNOVER RATE
---------------------------------------------------------------------------------------------------------------
SPECTRA FUND
---------------------------------------------------------------------------------------------------------------

CLASS N
Year ended 10/31/06        $8.49         22.33%        $191,387         2.01%        (1.20)%         232.20%
Year ended 10/31/05         6.94         18.84          187,542         2.07         (0.81)          247.72
Year ended 10/31/04         5.84         (0.68)         210,439         1.98         (1.63)          159.35
Year ended 10/31/03         5.88         23.53          257,337         2.03         (1.39)          192.19
Year ended 10/31/02         4.76        (24.68)         252,620         1.98         (1.52)          172.25

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------

Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

During the year, the Fund offered Class A and Class N shares. On October 17, 2006, the Fund converted Class A shares into Class N shares and discontinued offering Class A shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities listed on foreign exchanges are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's net asset value. However, if it be determined that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006 the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Repurchase Agreements--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government and agency securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(e) Option Contracts--When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase put and call options. Purchasing call and put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(f) Lending of Portfolio Securities--The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ended October 31, 2006.

(g) Dividends to Shareholders--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(h) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(i) Allocation Method--Income, realized and unrealized gains and losses, and expenses were allocated among the Fund's classes based on relative net assets.

(j) Indemnification--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(k) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
--------------------------------------------------------------------------------

(a) Investment Management, Advisory and Administration Fees: Prior to September 12, 2006, Fred Alger Management, Inc. ("Alger Management") provided both advisory services and administrative services to the Fund pursuant to an investment management agreement with the Fund. Effective September 12, 2006, the services provided by Alger Management to the Fund were bifurcated into two separate agreements--an investment advisory agreement and an administration agreement. Fees for these services incurred by the Fund, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

   Investment Management fee rate through September 11, 2006               1.50%
--------------------------------------------------------------------------------
   Advisory fee rate effective September 12, 2006                          1.46
--------------------------------------------------------------------------------
   Administration fee rate effective September 12, 2006                    0.04
--------------------------------------------------------------------------------

(b) Shareholder Administrative Fees--The Fund has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of the transfer agent and related services. During the year ended October 31, 2006, the Fund incurred fees of $41,711 for these services provided by Alger Services.

(c) Brokerage Commissions--During the year ended October 31, 2006, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $511,014 in connection with securities transactions.

(d) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

(f) Other Transactions With Affiliates--Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

NOTE 3 -- SECURITIES TRANSACTIONS:
--------------------------------------------------------------------------------

During the year ended October 31, 2006, purchases and sales of investment securities, excluding short-term securities, aggregated $448,109,960 and $483,419,784, respectively.

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 -- LINES OF CREDIT:
--------------------------------------------------------------------------------

The Fund participates in a committed line of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2006, the Fund had borrowings which averaged $276,207 at a weighted average interest rate of 5.73%.

NOTE 5 -- SHARE CAPITAL:
--------------------------------------------------------------------------------

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

During the year ended October 31, 2006, transactions of shares of beneficial interest were as follows:

                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS A:
--------------------------------------------------------------------------------
   Shares sold                                          265,410    $  2,092,222
   Shares redeemed                                     (851,221)     (7,173,528)
--------------------------------------------------------------------------------
   Net decrease                                        (585,811)   $ (5,081,306)
================================================================================

                                                       SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS N:
--------------------------------------------------------------------------------
   Shares sold*                                       1,782,867    $ 14,496,660
   Shares redeemed                                   (6,273,598)    (48,955,672)
--------------------------------------------------------------------------------
   Net decrease                                      (4,490,731)   $(34,459,012)
================================================================================

During the year ended October 31, 2005, transactions of shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS A:
--------------------------------------------------------------------------------
   Shares sold                                           34,531    $    228,971
   Shares redeemed                                     (282,454)     (1,806,103)
--------------------------------------------------------------------------------
   Net decrease                                        (247,923)   $ (1,577,132)
================================================================================

                                                       SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS N:
--------------------------------------------------------------------------------
   Shares sold                                        1,103,111    $  7,028,549
   Shares redeemed                                  (10,137,002)    (64,839,549)
--------------------------------------------------------------------------------
   Net decrease                                      (9,033,891)   $(57,811,000)
================================================================================

* INCLUDES 709,329 SHARES VALUED AT $6,063,772 ISSUED TO CLASS A SHAREHOLDERS IN CONNECTION WITH THE CONVERSION OF CLASS A SHARES INTO CLASS N SHARES ON OCTOBER 16, 2006.

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(b) Redemption Fee--The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2006 and the year ended October 31, 2005, redemption fees were $93 and $426 respectively.

NOTE 6 -- DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------

During the year ended October 31, 2006 and the year ended October 31, 2005, there were no distributions paid.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary capital                                  $         --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                              --
--------------------------------------------------------------------------------
   Unrealized appreciation                                         $ 14,030,347
--------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2006, the Fund, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE                                                       AMOUNT
--------------------------------------------------------------------------------
     2009                                                          $108,758,942
     2010                                                           107,067,302
--------------------------------------------------------------------------------
                                                                   $215,826,244
================================================================================

NOTE 7 -- LITIGATION
--------------------------------------------------------------------------------

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 7, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims

--------------------------------------------------------------------------------
SPECTRA FUND | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and
   Board of Trustees of Spectra Fund:

      We have audited the accompanying statement of assets and liabilities of Spectra Fund (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

December 12, 2006

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including redemption fees; and ongoing costs, including advisory fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2006 and ending October 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                  BEGINNING           ENDING          DURING THE PERIOD
                                ACCOUNT VALUE      ACCOUNT VALUE        MAY 1, 2006 TO
                                 MAY 1, 2006     OCTOBER 31, 2006    OCTOBER 31, 2006(b)
----------------------------------------------------------------------------------------
CLASS N: Actual                   $1,000.00          $1,069.30             $10.48
         Hypothetical(a)           1,000.00           1,015.07              10.21
----------------------------------------------------------------------------------------

(a)   5% ANNUAL RETURN BEFORE EXPENSES.

(b) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 2.01% FOR BOTH CLASS A AND CLASS N SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                               IN THE ALGER FUND
                                                                                                 TRUSTEE         COMPLEX WHICH
     NAME, AGE, POSITION                                                                          AND/OR          ARE OVERSEEN
        WITH THE FUND                          PRINCIPAL OCCUPATIONS                          OFFICER SINCE        BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

DAN C. CHUNG (44)                President since September 2003 and Chief                          2001                16
   Trustee and                   Investment Officer and Director since 2001 of
   President                     Alger Management; President since 2003 and
                                 Director since 2001 of Alger Associates, Inc.
                                 ("Associates"), Alger Shareholder Services, Inc.
                                 ("Services"), Fred Alger International Advisory
                                 S.A. ("International") (Director since 2003),
                                 Director of Fred Alger & Co., Inc. ("Alger Inc.")
                                 and Analysts Resources, Inc. ("ARI"); President
                                 of the six investment companies in the Alger
                                 Fund Complex since September 2003;
                                 Trustee/Director of four of the six investment
                                 companies in the Alger Fund Complex since 2001;
                                 senior analyst with Alger Management 1998-2001.
--------------------------------------------------------------------------------------------------------------------------------

HILARY M. ALGER, CFA (44)        Trustee/Director of all of the six investment                     2003                23
   Trustee                       companies in the Alger Fund Complex since 2003;
                                 Director of Development, Pennsylvania Ballet
                                 since 2004; Associate Director of Development,
                                 College of Arts and Sciences and Graduate School,
                                 University of Virginia 1999-2003; Director of
                                 Development and Communications, Lenox Hill
                                 Neighborhood House 1997-99.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                               IN THE ALGER FUND
                                                                                                 TRUSTEE         COMPLEX WHICH
     NAME, AGE, POSITION                                                                          AND/OR          ARE OVERSEEN
        WITH THE FUND                          PRINCIPAL OCCUPATIONS                          OFFICER SINCE        BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

CHARLES F. BAIRD, JR. (52)       Managing Partner of North Castle Partners, a                      2000                16
   Trustee                       private equity securities group; Chairman of
                                 Equinox, Leiner Health Products, Elizabeth Arden
                                 Day Spas, Grand Expeditions of EAS; Trustee/Director
                                 of four of the six investment companies in the Alger
                                 Fund Complex. Formerly Managing Director of AEA
                                 Investors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

ROGER P. CHEEVER (60)            Senior Associate Dean of Development, Harvard                     2000                16
   Trustee                       University; Trustee/Director of four of the six
                                 investment companies in the Alger Fund Complex.
                                 Formerly Deputy Director of the Harvard College
                                 Fund.
--------------------------------------------------------------------------------------------------------------------------------

LESTER L. COLBERT, JR. (72)      Private investor since 1988; Trustee/Director of                  2000                17
   Trustee                       three of the six investment companies in the
                                 Alger Fund Complex since 2000, of one since 2003,
                                 and of another since 1974. Chairman of the Board,
                                 President and Chief Executive Officer of Xidex
                                 Corporation 1972-87.
--------------------------------------------------------------------------------------------------------------------------------

STEPHEN E. O'NEIL (73)           Attorney; Private investor since 1981; Director of                1972                23
   Trustee                       Brown-Forman Corporation since 1978; Trustee/
                                 Director of the six investment companies in the
                                 Alger Fund Complex since the inception of each;
                                 of Counsel to the law firm of Kohler & Barnes
                                 to 1998.
--------------------------------------------------------------------------------------------------------------------------------

NATHAN E. SAINT-AMAND            Medical doctor in private practice; Member of the                 1986                23
   M.D. (68)                     Board of the Manhattan Institute since 1988;
   Trustee                       Trustee/Director of each of the six investment
                                 companies in the Alger Fund Complex since the
                                 later of 1986 or its inception; formerly Co-Chairman,
                                 Special Projects Committee, Memorial Sloan
                                 Kettering.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                               IN THE ALGER FUND
                                                                                                 TRUSTEE         COMPLEX WHICH
     NAME, AGE, POSITION                                                                          AND/OR          ARE OVERSEEN
        WITH THE FUND                          PRINCIPAL OCCUPATIONS                          OFFICER SINCE        BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS

FREDERICK A. BLUM (52)           Executive Vice President, Chief Financial Officer                 1996               N/A
   Treasurer                     and Treasurer of Alger Inc., Alger Management,
                                 ARI and Services since September 2003 and
                                 Senior Vice President prior thereto; Executive
                                 Vice President of Associates since September 2003;
                                 Treasurer or Assistant Treasurer of each of the six
                                 investment companies in the Alger Fund Complex
                                 since the later of 1996 or its inception; Director
                                 of SICAV and International and Chairman of the
                                 Board (and prior thereto Senior Vice President)
                                 since 2003.
--------------------------------------------------------------------------------------------------------------------------------

HAL LIEBES (42)                  Executive Vice President, Chief Legal Officer,                    2005               N/A
   Secretary and                 Director and Secretary of Alger Management,
   Chief Operating               Chief Operating Officer, Director and Secretary
   Officer                       of Services, Director of Associates; Executive
                                 Vice President, Chief Legal Officer and Director
                                 of Alger Inc.; Secretary of the six investment
                                 companies in the Alger Fund Complex. Formerly
                                 Chief Compliance Officer 2004-2005, AMVESCAP
                                 PLC; U.S. GeneralCounsel 1994-2002 and Global
                                 General Counsel 2002-2004, Credit Suisse Asset
                                 Management.
--------------------------------------------------------------------------------------------------------------------------------

MICHAEL D. MARTINS (41)          Senior Vice President of Alger Management;                        2005               N/A
   Assistant Treasurer           Assistant Treasurer of the six investment
                                 companies in the Alger Fund Complex since
                                 2004. Formerly Vice President, Brown Brothers
                                 Harriman & Co. 1997-2004.
--------------------------------------------------------------------------------------------------------------------------------

LISA A. MOSS (41)                Vice President and Assistant General Counsel of                   2006               N/A
   Assistant Secretary           Alger Management since June 2006. Formerly
                                 Director of Merrill Lynch Investment Managers, L.P.
                                 from 2005-2006; Assistant General Counsel of AIM
                                 Management, Inc. from 1995-2005.
--------------------------------------------------------------------------------------------------------------------------------

BARRY J. MULLEN (53)             Senior Vice President and Chief Compliance                        2006               N/A
   Chief Compliance              Officer of Alger Management since May 2006.
   Officer                       Formerly, Director of BlackRock, Inc. from
                                 2004-2006; Vice President of J.P. Morgan
                                 Investment Management from 1996-2004.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AGREEMENT RENEWAL
--------------------------------------------------------------------------------

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had consistently over the previous five years remained

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

within the ranges typical of funds that, like the Fund, hold themselves out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES

The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the New Investment Advisory Agreement will permit the investment advisory agreement of future Fund series to be combined with the investment advisory agreement for the Fund as a single document.

INVESTMENT PERFORMANCE OF THE FUND

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the performance of the Fund had been excellent; they noted, for example, that the Fund's average annual returns for the one-and two-year periods ended August 31, 2006 and its return for the year to date at August 31, 2006 had substantially exceeded those of its peers and its benchmarks.

FUND FEES AND EXPENSE RATIO; PROFITABILITY TO ALGER MANAGEMENT AND ITS
AFFILIATES

The Trustees considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the 12-month period ended June 30, 2006. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were higher than those of most of the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weigh-

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

ing the size of the fee against the nature, extent and quality of the services to be provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current size of the Fund and the level of profitability of the Fund to Alger Management and its affiliates, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Fund's equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

--------------------------------------------------------------------------------
SPECTRA FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

o The Board concluded that the Fund's overall performance had been excellent.

o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.

o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 711-6141 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at HTTP://WWW.ALGER.COM or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 711-6141.

SPECTRA FUND
--------------------------------------------------------------------------------

111 Fifth Avenue
New York, NY 10003
(800) 711-6141
www.alger.com

INVESTMENT MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

GO PAPERLESS WITH ALGER ELECTRONIC DELIVERY SERVICE

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at WWW.ICSDELIVERY.COM/ALGER.

[SPECTRA LOGO]

AAS 103106

                                 [SPECTRA LOGO]

                                                                      SAS 103106

ITEM 2. CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b) Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e) Not applicable.

      (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a) Audit Fees:

            October 31, 2006            $22,530
            October 31, 2005            $21,600

      b) Audit-Related Fees: NONE

      c) Tax Fees for tax advice, tax compliance and tax planning:

            October 31, 2006            $3,870
            October 31, 2005            $3,470

      d) All Other Fees:

            October 31, 2006            $6,000
            October 31, 2005            $5,000

         Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

      e) 1) Audit Committee Pre-Approval Policies And Procedures:

         Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

         2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

      f) Not Applicable

      g) Non-Audit Fees:

            October 31, 2006            $217,212 and 26,884 Euros
            October 31, 2005            $201,831 and 56,050 Euros

      h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Spectra Fund

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: December 20, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/Dan C. Chung

          Dan C. Chung

          President Date:

      December 20, 2006

      By: /s/Frederick A. Blum

          Frederick A. Blum

          Treasurer

      Date: December 20, 2006